UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – October 2, 2007

1-9117

(Commission File Number)

RYERSON INC.

(Name of issuer)

Delaware	36-3425828
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

2621 West 15th Place

Chicago, Illinois 60608

(Address of principal executive offices)

Registrant’s telephone number, including area code: (773) 762-2121

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 2, 2007, Ryerson Inc. (the “Company”) announced that its 3.50% Convertible Senior Notes due 2024 will be convertible beginning October 4, 2007 and will remain convertible through November 21, 2007, the date on which the Company’s fundamental change repurchase offer (discussed in the press release attached as an exhibit to this Form 8-K) is expected to expire. The date of expiration of the fundamental change repurchase offer will be delayed one day for each day after October 19, 2007 that the closing of the merger with an affiliate of Platinum Equity LLC is delayed.

Item 9.01	Financial Statements and Exhibits

(a) None

(b) None

(c) None

(d) A list of exhibits is attached hereto as an Exhibit Index and is incorporated by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2007		/s/ Virginia M. Dowling
	By:	Virginia M. Dowling
	Its:	Vice President, Deputy General Counsel & Secretary

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated October 2, 2007, providing notice of the conversion rights for the Company’s Convertible Notes.

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